Exhibit 99.1

Nano Dimension Announces Financial Results for the First Quarter 2026

Recent Strategic Actions Expected to Reduce Annualized Cash Burn by Approximately $10 million

Company Executing Three Phase Plan to Maximize Shareholder Value in 2026 and Beyond

Full Year 2026 Guidance Suspended as Strategic Alternatives Process Accelerates

WALTHAM, MASSACHUSETTS -- May 7, 2026 (GLOBE NEWSWIRE) -- Nano Dimension Ltd. (Nasdaq: NNDM) (“Nano Dimension”, “Nano”, or the “Company”), a leader in digital manufacturing solutions, today announced financial results for the first quarter ended March 31, 2026.

First Quarter 2026 Results:

•
Revenue: $29.7 million, a 106% increase from $14.4 million year-over-year
•
Gross Margin (“GM”): 40.8%, up from 40.6% year-over-year
•
Adjusted Gross Margin (“Adjusted GM”): 45.9%, up from 43.3% year-over-year
•
Adjusted EBITDA loss: $12.5 million, up from a loss of $10.1 million year-over-year
•
Net Loss: $69.7 million, inclusive of $40.4 million of impairment, up from a loss of $25.5 million year-over-year
•
Total cash, cash equivalents, deposits, restricted deposits and marketable equity securities: $441.6 million as of March 31, 2026, down from $459.6 million as of December 31, 2025.

Adjusted EBITDA and Adjusted Gross Margin are non-GAAP financial measures. More information, including a reconciliation of Adjusted EBITDA and Adjusted Gross Margin to the most directly comparable GAAP financial measure can be found below in this press release under “Non-GAAP Financial Measures” and “Reconciliation of US GAAP to Non-GAAP Measures.”

Recent Developments:

Three Phase Strategic Plan Execution: The Company is executing a defined three phase plan to maximize shareholder value in 2026 and beyond, with each phase already underway. Phase One is focused on streamlining operations and reducing cash burn through efficiency initiatives and disciplined cost management. Phase Two is centered on monetization of product lines to simplify the business and strengthen the balance sheet, including the announced sale of its additively manufactured electronics (“AME”) and Fabrica product lines. Phase Three is focused on evaluating strategic alternatives to maximize long term shareholder value and selecting the most compelling path forward, which remains under review.

David Stehlin, Chief Executive Officer, commented, “The three phases of our strategic plan continue to advance in parallel as we accelerate toward increasing shareholder value. We are streamlining operations, monetizing our product lines, and progressing toward potentially selecting a compelling opportunity in the coming months. We have completed the sale of our AME and Fabrica product lines and expect to announce additional product line monetization in the coming weeks. Together, these actions are expected to reduce complexity, lower annualized cash burn, and further strengthen our financial flexibility. Phase 3 is advancing quickly. After receiving numerous inbound opportunities, we have significantly narrowed our focus and are now reviewing a short list of highly attractive strategic alternatives, which we believe have the potential to deliver significant long term value creation in 2026 and beyond.”

Sale of AME and Fabrica Product Lines: On April 6, 2026, Nano Dimension announced the sale of its AME product line and its previously discontinued Fabrica product lines to Inspira Technologies OXY B.H.N. Ltd. for total consideration of up to $12.5 million, including a $2.0 million upfront cash payment and up to $10.5 million in performance-based deferred payments over the next twelve months. This transaction supports the Company’s efforts to streamline operations and lower its cost structure. The Company expects this transaction to reduce annualized cash burn by approximately $10 million.

2026 Financial Guidance Update

Given the Company’s ongoing actions under its defined strategic plan and the potential for additional changes across the business, the Company has suspended its full year 2026 financial guidance at this time.

This decision reflects the range of outcomes currently being implemented and evaluated, including the timing and scope of potential monetization actions that could materially impact future results.

Conference Call Today

Nano Dimension will host a conference call today at 4:30 p.m. ET to discuss its financial results for the first quarter ended March 31, 2026.

Participants can pre-register for the conference call in order to receive dial in information via this link: https://dpregister.com/sreg/10208731/103e987e1a7

Participants can also dial-in/connect by following the below:

Listen in via U.S. dial-in: 1-844-695-5517
Listen via international dial-in: 1-412-902-6751
Listen via Israel toll free: 1-80-9212373
Listen via webcast: https://event.choruscall.com/mediaframe/webcast.html?webcastid=ZaodVpNh

For those unable to participate in the conference call, there will be a replay available from a link on Nano Dimension’s website at https://investors.nano-di.com/events-and-presentations.

About Nano Dimension Ltd.

Driven by strong trends in onshoring, national security, and increasing product customization, Nano Dimension Ltd. (Nasdaq: NNDM) delivers advanced Digital Manufacturing technologies to the defense, aerospace, automotive, electronics, and medical devices industries, enabling rapid deployment of high-mix, low-volume production with IP security and sustainable manufacturing practices. For more information, please visit https://www.nano-di.com/.

Non-GAAP Financial Measures

EBITDA is a non-GAAP measure and is defined as earnings before interest income and expense, income tax (benefit) expense, depreciation and amortization. We believe that EBITDA should be useful in evaluating the performance of our business and operations. EBITDA facilitates operating performance comparisons from period to period and company to company by backing out potential differences caused by variations in capital structures (affecting interest expenses (income), net), and the age and depreciation charges and amortization of fixed and intangible assets, respectively (affecting relative depreciation and amortization expense, respectively) and EBITDA is useful to an investor in evaluating our operating performance because it is widely used by investors, securities analysts and other interested parties to measure a company’s operating performance without regard to the items mentioned above.

Adjusted EBITDA and operating expenses are non-GAAP measures and are defined as earnings before interest income and expense, income tax (benefit) expense, depreciation and amortization, share-based compensation expense, exchange rate differences, finance expenses (income) for revaluation of assets and liabilities, Desktop Metal litigation related expenses, Desktop Metal and Markforged transaction related expenses, restructuring costs, impact of deconsolidation, impairment losses, litigation settlements and step-up amortization from purchase accounting. We believe that Adjusted EBITDA and operating expenses, as described above, should also be useful in evaluating the performance of our business. Like EBITDA, Adjusted EBITDA facilitates operating performance comparisons from period to period and company to company by backing out potential differences caused by variations in capital structures (affecting other financial expenses (income), net), and the age and depreciation charges and amortization of fixed and intangible assets, respectively (affecting relative depreciation and amortization expense, respectively), as well as from share-based payments, restructuring costs, impairment losses, and step-up amortization from purchase accounting. Adjusted EBITDA and operating expenses are useful to an investor in evaluating our operating performance because it is widely used by investors, securities analysts and other interested parties to measure a company’s operating performance without regard to non-cash items, such as expenses related to share-based payments.

Adjusted gross profit, excluding depreciation and amortization, share-based compensation expenses, and step-up amortization from purchase accounting, is a non-GAAP measure. We believe that adjusted gross profit, as described above, should also be useful in evaluating the performance of our business. Adjusted gross profit facilitates gross profit and gross margin comparisons from period to period and company to company by backing out potential differences caused by variations in amortization of inventory and intangible assets. Adjusted gross profit is useful to an investor in evaluating our performance because it enables investors, securities analysts and other interested parties to measure a company’s performance without regard to non-cash items, such as amortization expenses. Adjusted gross margin is calculated by dividing the adjusted gross profit by the revenues.

EBITDA and Adjusted EBITDA, Adjusted gross profit and non-GAAP operating expenses can be useful in evaluating our performance by eliminating the effect of financing and non-cash expenses such as share-based payments, however, we may incur such expenses in the future, which could impact future results. In addition, other companies, including companies in our industry, may calculate non-GAAP metrics differently or not at all, which may reduce the usefulness of this measure as a tool for comparison.

Nano Dimension does not provide a reconciliation of forward-looking non-GAAP financial measures to the most directly comparable

GAAP measures due to the inherent difficulty in forecasting and quantifying certain significant items. These items are uncertain, depend on various factors and could have a material impact on GAAP reported results for the relevant period.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include, but are not limited to, statements regarding Nano’s future growth, strategic plan and value to shareholders; the Company’s expectation that the phases of the strategic plan will increase shareholder value, streamline operations, monetize product lines and progress toward potentially selecting a compelling opportunity; the Company’s expectations that it will announce additional product line monetization in the coming weeks; the Company’s expectations in the success of future strategic alternatives in reducing complexity, lowering annualized cash burn, strengthening the Company’s financial flexibility and delivering significant long term value creation in 2026 and beyond; and all other statements other than statements of historical fact that address activities, events or developments that Nano intends, expects, projects, believes or anticipates will or may occur in the future. Forward-looking statements may be characterized by terminology such as “believe,” “project,” “expect,” “anticipate,” “estimate,” “forecast,” “outlook,” “target,” “endeavor,” “seek,” “predict,” “intend,” “strategy,” “plan,” “may,” “could,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” or the negative thereof or variations thereon or similar terminology generally intended to identify forward-looking statements. Such statements are based on management’s beliefs and assumptions made based on information currently available to management. These forward-looking statements involve known and unknown risks and uncertainties, which may cause the Company’s actual results and performance to be materially different from those expressed or implied in the forward-looking statements. Accordingly, we caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions, estimates and uncertainties that are difficult to predict. Because such statements deal with future events and are based on the current expectations of Nano, they are subject to various risks and uncertainties. The forward-looking statements contained or implied in this communication are subject to other risks and uncertainties, including those discussed under the heading “Risk Factors” in Nano’s annual report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on March 31, 2026, and in any subsequent filings with the SEC. Except as otherwise required by law, Nano undertakes no obligation to publicly release any revisions to these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. References and links to websites have been provided as a convenience, and the information contained on such websites is not incorporated by reference into this communication.

Contacts:

Investors: Purva Sanariya

Director, Investor Relations

ir@nano-di.com

Media: Samuel Manning

Principal Manager, External Communications

press@nano-di.com

NANO DIMENSION LTD.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands, except share and per share data) (Unaudited)

	March 31,	December 31,
	2026	2025
Assets
Current assets:
Cash and cash equivalents	$355,278	$204,672
Bank deposits	8,781	168,997
Marketable equity securities	75,719	84,154
Restricted bank deposits	594	123
Trade receivables, net of allowance for doubtful accounts ($939 and $861, respectively)	22,700	26,047
Inventory	31,703	32,878
Other current assets	10,622	8,938
Total current assets	505,397	525,809
Restricted bank deposits	1,254	1,610
Property, plant and equipment, net	23,621	24,840
Operating lease right-of-use assets	22,487	23,789
Deferred tax assets	424	424
Goodwill	—	40,388
Intangible assets, net	18,313	19,434
Other assets	1,711	1,930
Total assets	$573,207	$638,224
Liabilities and Equity
Current liabilities:
Trade payables	$12,974	$11,999
Accrued liabilities	21,083	19,514
Deferred revenue	13,250	11,873
Current portion of lease liability	8,604	8,923
Current portion of bank loan	156	158
Total current liabilities	56,067	52,467
Employee benefits	3,666	3,697
Operating lease right-of-use liabilities	21,563	23,323
Bank loan	117	158
Long-term settlement payable	3,124	2,974
Long-term deferred revenue	3,226	3,617
Total liabilities	87,763	86,236
Commitments and contingencies
Equity:
Share capital of NIS 5 par value each; 500,000,000 ordinary shares authorized; 207,986,287 and 206,811,875 shares outstanding as of March 31, 2026 and December 31, 2025, respectively, and 280,480,934 and 279,306,522 shares issued as of March 31, 2026 and December 31, 2025, respectively.	418,969	417,084
Additional paid-in capital	1,298,363	1,297,323
Treasury stock	(192,507)	(192,507)
Accumulated other comprehensive income	1,241	1,048
Accumulated loss	(1,040,622)	(970,960)
Total equity	485,444	551,988
Total liabilities and equity	$573,207	$638,224

NANO DIMENSION LTD.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data) (Unaudited)

	Three months ended March 31,
	2026(1)	2025
Revenue:
Product	$22,931	$11,679
Service	6,794	2,722
Total revenue	29,725	14,401
Cost of revenue:
Product	14,222	7,081
Service	3,376	1,479
Total cost of revenue	17,598	8,560
Gross profit	12,127	5,841
Operating expenses:
Research and development	8,204	5,944
Sales and marketing	9,692	5,644
General and administrative	15,209	5,667
Restructuring	3,127	1,180
Desktop Metal litigation	—	28,069
Impairment losses	40,388	1,229
Operating loss	(64,493)	(41,892)
(Loss) gain on investment in marketable equity securities	(8,435)	8,726
Finance income	3,512	9,320
Finance expense	(246)	(1,679)
Loss before income taxes	(69,662)	(25,525)
Income tax expense	—	(23)
Net loss	(69,662)	(25,548)
Less: Net loss attributable to non-controlling interests	—	(236)
Net loss attributable to common shareholders	$(69,662)	$(25,312)

Net loss attributable to common shareholders:
Basic and diluted	$(0.34)	$(0.12)

Weighted average common shares outstanding, basic and diluted	207,504	216,462
Net loss	$(69,662)	$(25,548)
Other comprehensive income:
Foreign currency translation adjustment	193	593
Comprehensive loss	(69,469)	(24,955)
Less: Comprehensive loss attributable to non-controlling interests	—	(224)
Comprehensive loss attributable to common shareholders	$(69,469)	$(24,731)

(1) The results for the three months ended March 31, 2026 include the consolidation of Markforged revenue of $17.1 million, gross profit of $6.0 million, and GAAP net loss of $50.1 million.

NANO DIMENSION LTD.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands) (Unaudited)

	For the Three Months Ended March 31,
	2026	2025
Cash flow from operating activities
Net loss	$(69,662)	$(25,548)
Adjustments:
Depreciation, amortization and non-cash lease interest	3,701	574
Impairment losses	40,388	1,229
Changes in fair value of equity securities	8,435	(8,726)
Share-based compensation expense	2,925	(786)
Changes in assets and liabilities:
(Increase) decrease in inventory	425	340
(Increase) in other current assets	(1,500)	(371)
Decrease (increase) in trade receivables	3,258	(2,881)
Increase (decrease)in other payables	1,609	(4,026)
(Decrease) increase in employee benefits	(20)	38
Increase in trade payables	1,019	26,362
Other	2,343	6,316
Net cash used in operating activities	(7,079)	(7,479)
Cash flow relating to investing activities
Change in bank deposits	157,651	177,395
Purchase of property plant and equipment	(167)	(295)
Net cash from investing activities	157,484	177,100
Cash flow relating to financing activities
Repayment long-term bank debt	(41)	(35)
Net cash used in financing activities	(41)	(35)
Increase in cash, cash equivalents and restricted cash	150,364	169,586
Effect of exchange rate fluctuations on cash	357	204
Cash, cash equivalents and restricted cash at beginning of the period	206,405	318,474
Cash, cash equivalents and restricted cash at end of the period	$357,126	$488,264

Supplemental disclosures of cash flow information
Cash and cash equivalents	$355,278	487,438
Restricted cash in restricted deposits, current	594	60
Restricted cash in restricted deposits, non-current	1,254	766
Total cash, cash equivalents and restricted cash shown in the condensed consolidated statements of cash flows	$357,126	$488,264

Non-cash operating and investing activity
Lease liabilities arising from obtaining right-of-use assets	—	119
Supplemental disclosure of cash flow information
Income taxes paid during the year	—	60

NANO DIMENSION LTD.
RECONCILIATION OF US GAAP TO NON-GAAP MEASURES
(In thousands) (Unaudited)
	Three Months Ended March 31,
	2026	2025
GAAP Net loss	$(69,662)	$(25,548)
Tax expense	—	23
Depreciation and amortization	2,432	574
Interest expense	221	—
Interest income	(3,652)	(9,309)
Non-GAAP EBITDA (loss)	(70,661)	(34,260)
Finance expenses (income) from revaluation of assets and liabilities	8,434	(8,726)
Exchange rate differences	140	1,639
Share-based payments expense	2,925	(786)
Desktop Metal litigation related expenses	—	28,069
Desktop Metal and Markforged transaction related expenses	556	1,515
Restructuring costs	3,127	1,180
Impairment losses	40,388	1,229
Acquisition inventory step-up amortization	616	—
Litigation, settlements, and contingencies	1,951	—
Non-GAAP Adjusted EBITDA	$(12,524)	$(10,140)

	Three Months Ended March 31,
Non-GAAP Cost of Revenue	2026	2025
GAAP Cost of revenue	$17,598	$8,560
Share-based payments expense	158	246
Depreciation and amortization	739	142
Acquisition inventory step-up amortization	616	—
Non-GAAP Cost of revenue	$16,085	$8,172

	Three Months Ended March 31,
Non-GAAP Gross Profit	2026	2025
GAAP Gross profit	$12,127	$5,841
Share-based payments expense	158	246
Depreciation and amortization	739	142
Acquisition inventory step-up amortization	616	—
Non-GAAP Gross profit	$13,640	$6,229

	Three Months Ended March 31,
Non-GAAP Research and Development Expenses	2026	2025
GAAP Research and development expenses	$8,204	$5,944
Share-based payments expense	478	69
Depreciation and amortization	404	209
Non-GAAP Research and development expenses	$7,322	$5,666

	Three Months Ended March 31,
Non-GAAP Sales and Marketing Expenses	2026	2025
GAAP Sales and marketing expenses	$9,692	$5,644
Share-based payments expense	200	323
Depreciation and amortization	904	43
Non-GAAP Sales and marketing expenses	$8,588	$5,278

	Three Months Ended March 31,
Non-GAAP General and Administrative Expenses	2026	2025
GAAP General and administrative expenses	$15,209	$5,667
Share-based payments expense	2,089	(1,424)
Depreciation and amortization	386	180
Desktop Metal and Markforged transaction related expenses	556	1,515
Litigation, settlements, and contingencies	1,951	—
Non-GAAP General and administrative expenses	$10,227	$5,396

	Three Months Ended March 31,
Non-GAAP Operating Loss	2026	2025
GAAP Operating loss	$(64,493)	$(41,892)
Share-based payments expense	2,925	(786)
Depreciation and amortization	2,433	574
Desktop Metal litigation related expenses	—	28,069
Desktop Metal and Markforged transaction related expenses	556	1,515
Restructuring costs	3,127	1,180
Impairment losses	40,388	1,229
Acquisition inventory step-up amortization	616	—
Litigation, settlements, and contingencies	1,951	—
Non-GAAP Operating loss	$(12,497)	$(10,111)